October 5, 2016

ULTIMUS MANAGERS TRUST

Barrow Value Opportunity Fund
Barrow Long/Short Opportunity Fund

Supplement to the Statement of Additional Information (“SAI”)
Dated September 28, 2016

This supplement updates certain information contained in the SAI for the Barrow Value Opportunity Fund and Barrow Long/Short Opportunity Fund (the “Barrow Funds”). For more information or to obtain a copy of the Barrow Funds’ Prospectus or SAI, free of charge, please contact the Barrow Funds toll free number at 1-877-767-6633.

The following changes are made in the section entitled “OTHER SERVICE PROVIDERS”.

The following disclosure replaces, in its entirety, the first sentence of the first paragraph in the subsection entitled “Custodian” on page 33 of the SAI:

“MUFG Union Bank, N.A. (the “Custodian”), located at 350 California Street, Suite 2018, San Francisco, California 94104, serves as custodian to the Funds pursuant to a Custody Agreement.”

Investors should retain this supplement for future reference.

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